W. Bruce Turner
President & Chief Executive Officer

Jaymin B. Patel
Senior Vice President & Chief Financial Officer

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

April 14, 2005

8:30 AM

Comments made during this presentation may contain forward-looking statements, including, without limitation, statements relating to the future operations and financial performance of the Company and the Company’s future strategies.  Such forward-looking statements reflect management’s assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties, which would cause the results to differ materially from those contemplated in the forward-
looking statements.  These risks and uncertainties include, but are not limited to, those set forth here and in the Company’s filings with the SEC.

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Safe Harbor Act. . .

W. Bruce Turner, Chief Executive Officer

Welcome

Q4 and FY’05 Performance Review

Strategy Update

Brazil Update

Jaymin B. Patel, Chief Financial Officer

Review of Q4 and FY’05 Financial Results

Guidance for FY’06 and Q1 FY’06

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Agenda. . .

Q4 & FY’05 Business Review. . .

Financial Performance

Strength in same store sales and strong product sales

FY’05 32 new contracts – total revenue $635M - $690M (over contract lives)

Recent Successes

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Finland

Germany - Thuringen

New Mexico

Pennsylvania

Missouri

New Zealand

Arizona

MUSL

New Win

Extension

Rebid

Successful acquisitions in all three verticals

Lottery: LILHCo

Commercial Services: BillBird

Gaming Solutions: Spielo & *Atronic

Approximately $800M available for incremental investment

Additional debt capacity – still maintain investment-grade
credit

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

FY’05 Strategic Progress. . .

* GTECH will acquire 50% controlling interest on 12/31/2006

Share Repurchase Program

Authorization increased by $100M in Q3 FY’05

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Returning Value to Shareholders. . .

FY’05

5.3M shares for $121M

Q1 FY’05

1.0M shares

$28M

Q2 FY’05

2.6M shares

$55M

Q3 FY’05
0.8M shares

$18M

FY’05

Dividends of $40M

Total Value Returned to Shareholders in FY’05

$161M

$10M

in dividends

per quarter

Q4 FY’05

0.9M shares

$20M

New contract opportunities – next 24 months

Greenfield – North Carolina & Oklahoma

Competitor contracts – Maryland, West Virginia, Germany, Greece,
Hamburg, Lower Saxony, Malaysia and Shanghai

Continue to drive same store sales growth with new content

Monopoly-themed game – 1st branded game in U.S. lottery history

More than 50 new games under development and 40 at Atronic

Gaming Expansion

California – joining Mega-Millions in June

Florida – considering multi-state game

Rhode Island – 500 new VLTs in Q1, additional 1700 proposed; 50% to
GTECH

Other potential opportunities – Kentucky and Texas

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

FY’06 Outlook. . .

Elected not to participate in new procurement process

Complex solutions not adequately evaluated in commodity auction process

Revenue withholding restricts ability to generate value for shareholders

Committed to supporting Caixa’s migration to new business model

Extension negotiations ongoing

Civil case update

30% withholding to be discontinued

Funds in escrow in excess of BRR40M to be returned

          (as of April 8, approximately BRR38M/$14M)

Decision can be appealed

Improved clarity 4 – 6 weeks

Maintaining current outlook

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Brazil Update. . .

U.S. Lottery $M	% (1)	International Lottery $M	% (1)	Gaming Solutions $M	% (1)	Commercial Svcs. / Other $M	% (1)	GTECH Total $M	% (1)
FY'04	137.0		100.2		4.7		22.8		264.7	
Same Store Sales	8.0	+6%	2.0	+2%	0.4	+9%	2.9	+13%	13.3	+5%
Net, All Other(2)	-9.1	-7%	-4.3	-4%	1.9	+40%	-2.2	-10%	-13.7	-5%
FY'05	135.9	-1%	97.9	-2%	7.0	+49%	23.5	+3%	264.3	0%

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of 53 rd week in FY’04, contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil.

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Service Revenue Analysis. . .
Q4 FY’05 vs. FY’04

Total Revenue                                     +21%

Service Revenues                            In line with Q4 FY’04

Same Store Sales                            +5%

Operating Expense Ratio                      13% 300+ BP Improvement

Diluted Earnings Per Share                   Ahead of Expectations

Free Cash Flow                                    $37M

Stock Repurchases                               0.9M Shares, $20M

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Key Financial Highlights. . .
Q4 FY’05 vs. FY’04

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

(1)

For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data in the Investor
Presentation section of our Website www.gtech.com

Cash Flow. . .
Q4 FY’05

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow

$96.7M

$33.5M

$63.2M

$26.0M

$10M Dividends

$20M Share Repurchases

$30M Total

$37.2M

Cash Returned

to Shareholders

U.S. Lottery $M	%[1]	International Lottery $M	%[1]	Gaming Solutions $M	%[1]	Commercial Svcs. / Other $M	%[1]	GTECH Total $M	%[1]
FY'04	504.2		359.5		16.9		76.9		957.5	
Same Store Sales	31.0	+6%	8.8	+2%	2.0	+12%	11.3	+15%	53.1	+6%
Net, All Other[2]	-14.6	-3%	13.6	+4%	8.5	+51%	-0.4	-1%	7.1	+0%
FY'05	520.6	+3%	381.9	+6%	27.4	+63%	87.8	+14%	1,017.7	+6%

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of 53 rd week in FY’04, contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and revenue withheld in Brazil.

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Service Revenue Analysis. . .
FY’05 vs. FY’04

6%
7%
43%
44%
US Lottery
Int'l Lottery
Gaming Solutions
Commercial and Other Services

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Total Revenue. . .
FY’05

$88M

$77M

$81M

$18M

$540M

$513M

$548M

$443M

FY’05

FY’04

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

(1) For a calculation, explanation, and reconciliation to GAAP measure, see Supplemental Financial Data  in the Investor
Presentation section of our Website www.gtech.com

Cash Flow. . .
FY’05

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

$375M

$135M

$240M

Cash Returned

to Shareholders

   $201M Spielo, LILHCo, and Billbird

   $114M Other Growth Capital

   $315M Total Growth Capital

             $40MDividends

          $121MShare Repurchases

          $161MTotal

Average Capital Employed
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
+38%
2004
2005

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

For a calculation and an explanation of ROCE, see Supplemental Financial Data in the Investor Presentation
section of our Website www.gtech.com

Return on Capital Employed. . .
FY’05 vs. FY’04

$M

ROCE                19.9%                                                                                      15.9%

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

FY’06(1)

FY’06 Guidance. . .
As of April 14, 2005

Service Revenue Growth

8% - 10%

Same store sales growth 5% - 6%

Net effect of contract wins and contractual rate changes

Impact of recent acquisitions

Contract extension through May 2006

Forecast full year of revenues with ramp down beginning in third quarter FY’06

30% withholding continues

Average exchange rate for FY’06 - 2.9BRR to 1USD

Revenues from Brazil

            FY’06                              ~$80M - $85M

            FY’05                                $93M

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Brazil Assumptions. . .

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

FY’06(1)

(1) Assumes full year of revenue from Brazil with 30% hold back

(2) Based on a diluted share estimate of 132M shares

FY’06 Guidance Continued. . .
As of April 14, 2005

Service Revenue Growth

8% - 10%

Product Sales

$180M - $210M

Service Margins

~40%

Product Margins

38% - 40%

Full-Year Effective Tax Rate

35%

Earnings per Share(2); Excluding impact of SFAS 123R

$1.53 - $1.58

Earnings per Share(2); Including impact of SFAS 123R

$1.50 - $1.55

Net Cash Invested

$240M - $250M

Free Cash Flow

$160M - $180M

EBITDA

$520M - $530M

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Revenue                                                $15M - $20M             $25M - $35M

Earnings per Share (1)                           $0.06 - $0.08             $0.07 - $0.12

Reflects or includes impact of

Collection of 100% of Caixa revenues

Release of $14M from escrow ($11M relating to FY’05; $3M to FY’06)

Accelerated de-installation schedule

Potential incremental (Non-Brazil) investments of $8M - $10M

1st Quarter

(1)  Based on diluted share estimate of 131M shares for Q1; 132M shares for FY’06

Net Potential Upside. . .

Full Year

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Cash Flow. . .
FY’06 Preliminary Guidance

Cash from

Operations

Capital

Expenditures

Free Cash Flow

Cash returned to shareholders

$40M in dividends

Ongoing share repurchase program

$240M - $250M

$410M - $420M

$160M - $180M

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Q1 FY’06

(1)  Based on Diluted Share Estimate of 131M Shares

Q1 FY’06 Guidance. . .
As of April 14, 2005

Service Revenue Growth

5% - 7%

Product Sales

$30M - $35M

Service Margins

38% - 40%

Product Margins

38% - 40%

Effective Tax Rate

36%

Earnings per Share (1)

$0.33 - $0.36

Fiscal Year 2005 – Fourth Quarter Earnings Conference Call

Closing. . .